MANAGEMENT DISCUSSION AND ANALYIS

FirstMerit Equity Fund

Annual Report for 12 Months Ended November 30, 1999

The global deflationary environment continues to keep prices depressed for most goods and services. Without pricing power, companies that can grow units become the most desirable equity. During 1999 companies that grew unit volumes saw their stocks perform positively and those without unit growth suffered severe losses. We believe that 2000 will bring more of the same. We continue to overweight unit growers in the technology and drug sectors and are increasing to an overweight in the telecommunications sector.

  Rising interest rates and Fed paranoia should only increase investors interest in unit growers over price growers. We continue to believe the fund is well positioned to benefit from the current deflationary environment.



FIRSTMERIT EQUITY FUND

Growth of $10,000 Invested in FirstMerit Equity

                  [GRAPH REPRESENTION OMIITED. SEE APPENDIX A.]



Average Annual Total Return/4/ For The Period Ended
November 30, 1999
1 Year                                                    30.34%
5 Year                                                    24.52%
Start of Performance (9/13/94)                            22.97%

The graph above illustrates the hypothetical investment of $10,000/1/ in the FirstMerit Equity Fund (the "Fund") from September 13, 1994 (start of performance) to November 30, 1999, compared to the Standard and Poor's 500 Index (S&P 500)/2/ and the Lipper Growth & Income Fund Average ("LGIFA")/3/.

Past performance is not predictive of future performance. Your investment return and principal value will fluctuate so when shares are redeemed, they may be worth more or less than original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

  This report must be preceded or accompanied by the Fund's prospectus dated January 31, 1999, and, together with financial statements contained therein, constitutes the Fund's annual report.

1 Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 4.50% ($10,000 investment minus $450 sales charge = $9,550). The Fund's performance assumes the reinvestment of all dividends and distributions. The S&P 500 and LGIFA have been adjusted to reflect the reinvestment of dividends on securities in the index and average.

2 The S&P 500 is not adjusted to reflect sales loads, expenses, or other fees that the SEC requires to be reflected in the Fund's performance. The index is unmanaged.

3 The Lipper Growth & Income Fund Average represents the average of the total returns reported by all of the mutual funds designated by Lipper Analytical Services, Inc. as falling into the respective catagories, and is not adjusted to reflect any sales load. However, these total returns are reported net of expenses or other fees that the SEC requires to be reflected in the Fund's performance.

4 Total return quoted reflects all applicable sales charges.



FirstMerit Equity Fund
5800 Corporate Drive
Pittsburgh, PA 15237-7000
1-800-341-7400

Federated Securities Corp., Distributor

Investment Company Act File No. 000-0000
Cusip 337944102

G00940-01 (1-00)

         The graphic presentation here displayed consists of a legend in the upper left quadrant indicating the components of the corresponding line graph. FirstMerit Equity Fund (the "Fund"), based on a 4.50% sales load, is represented by a solid line. The Standard & Poor's 500 Index (the "S&P 500") is represented by a dotted line and the Lipper Growth & Income Fund Average (the "LGIFA") is represented by a dashed line. The line graph is a visual representation of a comparison of change in value of a $10,000 hypothetical investment in the Fund, the S&P 500 and the LGIFA. The "x" axis reflects computation periods from 9/13/94 to 11/30/99. The "y" axis reflects the cost of the investment. The right margin reflects the ending value of the hypothetical investment in the Fund, based on a 4.50% sales load, as compared to the S&P 500 and the LGIFA. The ending values were $30,796, $32,346, and $24,456, respectively.